Vertex Energy, Inc. 8-K

Exhibit 99.2

INVESTOR PRESENTATION May 2022

DISCLAIMER Certain of the matters discussed in this presentation which are not statements of historical fact constitute forward - looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 , that involve a number of risks and uncertainties . Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward - looking statements but are not the exclusive means of identifying these statements . Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward - looking statements . The i mportant factors that may cause actual results and outcomes to differ materially from those contained in such forward - looking statements include, without limitation, Vertex Energy, Inc . ’s (the “Company’s”, “Vertex’s” or “our”) ability to raise sufficient capital to complete planned capital projects at the Mobile Refinery and the terms of such funding ; the timing of planned capital projects at the Mobile Refinery and the outcome thereof ; the future production of the Mobile Refinery ; difficulties and delays in integrating the Mobile Refinery ; the estimated timeline of the renewable diesel capital project, estimated and actual production associated therewith, estimated revenues over the course of the agreement with Idemitsu , anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with the Idemitsu agreement and conditions precedent to such agreement ; certain mandatory redemption provisions of the outstanding senior convertible notes, the conversion rights associated therewith, dilution caused by such conversions, and the Company’s ability to comply with required covenants thereunder and pay amounts due under such senior notes, including interest and other amounts due thereunder ; the ability of the Company to retain and hire key personnel ; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects ; the level of competition in our industry and our ability to compete ; our ability to respond to changes in our industry ; the loss of key personnel or failure to attract, integrate and retain additional personnel ; our ability to protect our intellectual property and not infringe on others’ intellectual property ; our ability to scale our business ; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks ; our ability to obtain and retain customers ; our ability to produce our products at competitive rates ; our ability to execute our business strategy in a very competitive environment ; trends in, and the market for, the price of oil and gas and alternative energy sources ; our ability to maintain our relationships with our partners ; the impact of competitive services and products ; our ability to integrate acquisitions ; our ability to complete future acquisitions ; our ability to maintain insurance ; the outcome of pending and potential future litigation, judgments and settlements ; rules and regulations making our operations more costly or restrictive ; changes in environmental and other laws and regulations and risks associated with such laws and regulations ; economic downturns both in the United States and globally, increases in inflation ; risk of increased regulation of our operations and products ; negative publicity and public opposition to our operations ; disruptions in the infrastructure that we and our partners rely on ; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms ; our ability to effectively integrate acquired assets, companies, employees or businesses ; liabilities associated with acquired companies, assets or businesses ; interruptions at our facilities ; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades ; our ability to acquire and construct new facilities ; our ability to effectively manage our growth ; decreases in global demand for, and the price of, oil, due to COVID - 19 , state, federal and foreign responses thereto, inflation, recessions or other reasons, including declines in economic activity or global conflicts ; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third - party feedstocks on commercially reasonable terms ; unexpected downtime at our facilities ; risks associated with COVID - 19 , the global efforts to stop the spread of COVID - 19 , potential downturns in the U . S . and global economies due to COVID - 19 and the efforts to stop the spread of the virus, and COVID - 19 in general ; the lack of capital available on acceptable terms to finance the Company’s continued growth ; anti - dilutive rights associated with our outstanding securities ; the expected benefits, output, financial metrics and production of proposed transactions ; unforeseen technical or operating difficulties and unplanned maintenance ; the development and competitiveness of alternative energy and emission reduction technologies ; our ability to pay our debt when due and comply with our debt covenants ; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk ; risks related to obtaining required crude oil supplies, and the costs of such supplies ; counterparty credit and performance risk ; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties ; risks relating to our hedging activities ; risks relating to planned divestitures and acquisitions ; and the expected benefits, output, financial metrics and production of proposed transactions . Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward - looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , and the Company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2022 and future Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q . These reports are available at www . sec . gov . The Company cautions that the foregoing list of important factors is not complete . All subsequent written and oral forward - looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above . Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results . The forward - looking statements included in this presentation are made only as of the date hereof . Vertex cannot guarantee future results, levels of activity, performance or achievements . Accordingly, you should not place undue reliance on these forward - looking statements . Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex . If we update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements . The financial and production projections (the “Projections”) included herein were prepared by Vertex in good faith using assumptions believed to be reasonable . A significant number of assumptions about the operations of the business of Vertex were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed . Any future changes in these conditions, may materially impact the ability of Vertex to achieve the financial results set forth in the Projections . The Projections are based on numerous assumptions, including realization of the operating strategy of Vertex ; industry performance ; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles ; general business and economic conditions ; competition ; retention of key management and other key employees ; absence of material contingent or unliquidated litigation, indemnity, or other claims ; minimal changes in current pricing ; and other matters, many of which will be beyond the control of Vertex, and some or all of which may not materialize . The Projections also assume the continued uptime of the Company’s facilities at historical levels and the successful funding of, timely completion of, and successful outcome of, planned capital projects following the Mobile refinery acquisition . Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change . Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by Vertex’s management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of Vertex . Accordingly, the Projections are only estimates and are necessarily speculative in nature . It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections . Such variations may be material and may increase over time . In light of the foregoing, readers are cautioned not to place undue reliance on the Projections . The projected financial information contained herein should not be regarded as a representation or warranty by Vertex, its management, advisors, or any other person that the Projections can or will be achieved . Vertex cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions . Since the Projections cover multiple years, such information by its nature becomes less meaningful and reliable with each successive year . As a result, the Projections should not be relied on as necessarily predictive of actual future events . 2

DISCLAIMER In addition to our results calculated under generally accepted accounting principles in the United States ("GAAP"), in this presentation we also present Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income . Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income are “non - GAAP financial measures” presented as supplemental measures of the Company’s performance . They are not presented in accordance with accounting principles generally accepted in the United States, or GAAP . Free Cash Flow represents net cash provided by (used in) operating activities, less capital expenditures for continued and discontinued operations . EBITDA represents net income before interest, taxes, depreciation and amortization, for continued and discontinued operations . Adjusted EBITDA is defined as EBITDA before other income, impairment loss on assets, loss (gain) on change in value of derivative warrant liability, unrealized (gain) loss on derivative instruments, Shell transaction related expenses and stock - based compensation expense, for continued and discontinued operations . Adjusted net income is defined as net income (loss) before loss (gain) on change in value of derivative warrant liability, impairment loss on assets, and Shell refinery transaction related activities, for continued and discontinued operations . Free Cash Flow, EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period . Adjusted net income is presented based on our management’s belief that this non - GAAP financial measure enables a user of financial information to understand the impact of identified adjustments on reported results . Free Cash Flow, EBITDA and Adjusted EBITDA are also frequently used by analysts, investors and other interested parties to evaluate companies in our industry . We use Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income as supplements to GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, to allocate resources and to compare our performance relative to our peers . Additionally, these measures, when used in conjunction with related GAAP financial measures, provide investors with an additional financial analytical framework which management uses, in addition to historical operating results, as the basis for financial, operational and planning decisions and present measurements that third parties have indicated are useful in assessing the Company and its results of operations . Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP . Some of these limitations are : Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income do not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments ; Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income do not reflect changes in, or cash requirements for, working capital needs ; Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments ; although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income do not reflect any cash requirements for such replacements ; and other companies in this industry may calculate Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income differently than Vertex does, limiting its usefulness as a comparative measure . For example, adjusted Free Cash Flow does not reflect our future contractual commitments or the total increase or decrease in our cash balances for a given period . Free Cash Flow, EBITDA and Adjusted EBITDA and Adjusted net income are not recognized in accordance with GAAP, are unaudited, and have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of the Company’s results as reported under GAAP . The Company’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items . We compensate for these limitations by providing a reconciliation of each of these non - GAAP measures to the most comparable GAAP measure . We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non - GAAP measures in conjunction with the most directly comparable GAAP financial measure . For more information on these non - GAAP financial measures, please see the sections titled “Consolidated Continued and Discontinued Operations Reconciliations of Free Cash Flow and Net Loss attributable to Vertex Energy, Inc . , to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA” and “Reconciliations of Net Loss to Adjusted Net Income (Loss)”, each included on the Appendix . 3

FIRST QUARTER 2022 Results Summary

ABOUT VERTEX
Corporate Overview

Multi-Year Business Transformation

- Energy transition company founded by Chairman & CEO Ben Cowart in 2001
- Focused on the production and distribution of conventional and alternative fuels
- Acquisition of Mobile Refinery in 2Q22 sets the stage for transformational growth
- Complete major balance sheet recapitalization in 1Q22; well-capitalized to support organic growth
- Plan to initiate renewable diesel production capabilities at Mobile refinery in 4Q22, following hydrocracker conversion project

Leading Portfolio of Specialized Energy Transition Assets

Mobile Refinery
Mobile, Alabama

- Acquired April 2022
- Operable capacity of 75,000 barrels per day (BPD)
- Processes light sweet crude, mainly LLS and similar grades
- Product slate is ~70% distillate, gasoline and jet fuel, with the remainder being vacuum gas oil, LPG and other products

Marrero Refinery
Marrero, Louisiana

- Acquired June 2014
- Nameplate capacity of ~70 million gallons annually
- Vertically integrated assets, with used motor oil as its primary feedstock
- Product slate consists mainly of VGO

Heartland Refinery
Columbus, Ohio

- Acquired December 2014
- Nameplate capacity of ~20 million gallons annually
- Vertically integrated assets, with used motor oil as its primary feedstock
- Product slate consists mainly of Group II/II+ base oil

Other Assets
Continental U.S.

- Used motor oil collections fleet
- 3.2 million barrels of product storage, inventory, logistics and distribution assets
- 860 acres of developed and undeveloped land
- Myrtle Grove site

VERTEX ENERGY

5

OUR STRATEGIC FOCUS
Three-Year Strategic Plan

Capitalize on favorable refined product margin environment

- Mobile Refinery capitalizing on conventional distillate and gasoline economics
- Marrero capitalizing on strong VGO margins
- Heartland capitalizing on elevated Group II/II+ base oil prices

Mitigate refined product margin risk through conservative hedging of physical production

- Hedged 50% of Mobile refinery planned production between April 1 and September 30, 2022 at 3/1/2 crack spread 25% above 5-year trailing average
- Reduces potential downside risk in a volatile commodity market environment, while continuing to benefit from near-term strength in spot market crack

Invest organically in high-value, renewables fuels opportunities

- Complete conversion of Mobile refinery hydrocracker by year-end 2022, positioning the refinery to commence production of 8,000-10,000 bpd of RD by 1Q23, ramping to 14,000 bpd by 3Q23
- Invest in the production of other alternative fuels, such as sustainable aviation fuel

Direct significant anticipated free cash flow generation toward improved balance sheet optionality

- Opportunistically reduce net leverage
- Invest in the production of other alternative fuels, such as sustainable aviation fuel
- Vertical integration opportunities to enhance margin realization

Pursue balanced capital deployment program, shedding non-core assets, while acquiring higher-value core assets

- Opportunistically divest non-core assets
- Seek to acquire complementary assets in adjacent markets that leverage core energy transition / independent refining expertise

VERTEX ENERGY
6

EXECUTIVE SUMMARY
First Quarter 2022

Key Performance Indicators
($ in millions unless otherwise noted)*

	1Q21	1Q22	TTM 1Q21	TTM 1Q22
Total Gross Profit	$13.4	$20.9	$26.8	$56.6
GAAP Net Income(Loss)	$2.9	($0.8)	($10.8)	($11.4)
Adjusted Net Income (Loss) (a)	$5.2	$7.3	($8.5)	$19.6
Adjusted EBITDA(a)	$7.0	$13.0	$2.5	$31.3
Free Cash Flow (a,b)	$1.2	($10.8)	($8.2)	($9.2)
Cash & Liquidity as of 3/31	$16.5	$124.5	NM	NM
Net Debt (Cash) as of 3/31	($5.2)	$21.2	NM	NM

1Q22 Results Summary
Executive Summary

- Performance driven by improved refining margins, continued growth in used motor oil (UMO) collections, strong operational reliability and safety-focused culture
- Refined product margins supported by elevated commodity price environment, together with strong end-market demand; margins on VGO and base oils at historic highs
- Marrero and Heartland refineries operated at elevated utilization in 1Q22, respectively; seeing strong availability of supply and product demand across both Marrero and Heartland
- More than $124.5 million in cash and liquidity as of March 31, 2022, including restricted cash and escrowed funds

*Includes discontinued operations; TTM refers to trailing twelve-month period as of 3/31
(a) A full-reconciliation of GAAP to Non-GAAP metrics is provided in the Appendix of this presentation
(b) Free cash flow is defined as cash flow from operations less total capital expenditures

VERTEX ENERGY

7

FINANCIAL PERFORMANCE BRIDGE $13.0 Adjusted EBITDA Bridge – 1Q21 vs. 1Q22 $ in Millions 8 $13.0

BALANCE SHEET UPDATE Total Cash and Liquidity (a) ($MM) Total Net Debt (Cash) (c) ($MM) 9 Total Working Capital (b) ($MM) $7.9 $12.8 $50.7 $185.0 $182.3 1Q21 2Q21 3Q21 4Q21 1Q22 (a) As of March 31, 2022, the Company had total cash, including restricted cash, of $124.5 million. Total liquidity at the end o f t he first quarter 2022 included $17.2 million of cash limited to use by the two special purpose vehicles (SPVs). Vertex had t ota l term or senior secured debt outstanding of $145.7 million, net of OID, as of March 31, 2022. (b) Working capital increase beginning in the fourth quarter 2021 includes restricted cash related to $155.0 convertible senior n ote s offering (c) Net debt defined as total debt, less total cash, including restricted cash $16.5 $18.3 $15.1 $136.6 $124.5 1Q21 2Q21 3Q21 4Q21 1Q22 ($5.2) ($10.8) ($0.6) $5.1 $21.2 1Q21 2Q21 3Q21 4Q21 1Q22

MOBILE REFINERY OVERVIEW 75,000 bpd Operable Capacity Mobile Refinery Key operating metrics 4.4 Nelson Complexity Factor 3.2 million barrels Total Storage Capacity 175 trucks per day Truck Rack Offtake 864/720 Total Acres / Undeveloped (1) “Other” includes vacuum tower bottoms, benzene concentrate, LPG and sulfur Historical Crude Slate 98% delivered by marine or pipeline Historical Product Slate Distillate - centric refinery (1) 27% 24% 17% 19% 13% Diesel Gasoline Jet VGO Other 34% 25% 26% 15% Mississippi Sweet Gulf Coast Light Sweet Other Light Sweet Jay 10 Light, sweet crude oil slate ~2/3 of product slate is Distillate

MOBILE REFINERY HAS SUBSTANTIAL COMPETITIVE ADVANTAGES Speed to Market • Brownfield conversion of operating hydrocracker using proven technology condenses timeline to produce renewable diesel • Ability to source feedstock and long - term offtake partners Low Capex per Barrel • Existing hydrocracker ideally suited for conversion • Mobile conversion project is expected to be one of the lowest cost renewable diesel projects on capex per barrel of capacity basis based on public historical data Deep Logistics Capability • Location on the Gulf Coast allows Vertex to source both domestic and international feedstock via vessel, truck and rail • Cost - advantaged marine transport to the West Coast and other markets Local Market Premium • Niche market advantage – primary supplier to local market • No product pipelines in Mobile market • Product prices at a premium to US Gulf Coast Diverse Feedstock Supply • Capitalize on management’s track record of successfully sourcing a diverse slate of feedstocks; aggregation specialists • Vertex is in advanced discussions with multiple industry leading soybean oil and other feedstock suppliers Speed to Market Among the Lowest Capex per Barrel Committed Strategic Partners Diverse Feedstock Supply Gulf Coast Location & Marine Access 11

MOBILE REFINERY RENEWABLE DIESEL PROJECT

On Schedule to be on-stream with 8,000-10,000 bpd of Renewable Diesel by 1Q23

Renewable Diesel Hydrocracker Conversion Schedule

Full-Year 2022*



Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec
ENGINEERING & PROCUREMENT
FEL2+ Engineering/Procurement & Detail Engineering
Reactor Internals Fabrication & Installation
Permit mod submission to ADEM
ISBL
RD Hydrocracker shutdown
ISBL Shutdown Construction
Load catalyst
OSBL
RD Tank Farm Piping & Equipment
Feed into Storage
COMMISSIONING
Mechanical Completion
Commissioning and Startup

*"ISBL" connotes "inside the battery limits of the refinery, while "OSBL" connotes "outside the battery limits of the refinery

- Expect project to be commissioned in 4Q22; RD production estimated on-stream in 1Q23
- Estimated project cost of $90-100 million, planned to be funded through operating cash flow and liquidity
- Engaged technology, engineering and construction partners
- 50% of engineering is completed; 95% of long-lead equipment has been ordered
- Dedicated Mobile refinery team collaborating with EPC

VERTEX ENERGY 12

MOBILE REFINERY OUTLOOK Total Crude Oil Throughputs (Barrels Per Day) 69 - 70 KPBD 69 - 70 KPBD 70 KPBD 10 KPBD 2Q22 Full-Year 2022 Full-Year 2023 Conventional Unconventional Gross Profit ($MM) $130 - $150 $370 - $390 $470 - $490 2Q22 Full-Year 2022 Full-Year 2023 EBITDA ($MM) $110 - $130 $300 - $320 $410 - $430 2Q22 Full-Year 2022 Full-Year 2023 Free Cash Flow ($MM) $70 - $90 $140 - $160 $250 - 270 2Q22 Full-Year 2022 Full-Year 2023 13

CONSOLIDATED CAPITAL SPENDING OUTLOOK Mobile Refinery Capital Expenditures ($MM) Consolidated Capital Expenditures ($MM) 2017 2018 2019 2020 2021 2022 E 2023 E Maintenance Discretionary $15 $25 $55 $23 $28 $120 - $130 $45 - $50 2017 2018 2019 2020 2021 2022 E 2023 E Maintenance Discretionary $15 $25 $55 $23 $28 $130 - $140 $55 - $60 14 Capital expenditures under prior owner Capital expenditures under prior owner Vertex Planned CAPEX Vertex Planned CAPEX

GULF COST CONVENTIONAL REFINING ECONOMICS AT MULTI - YEAR HIGHS Gulf Coast Refining Economics Per Barrel 3/1/2 Gulf Coast Crack Spread Correlates to Mobile Refinery Gross Profit Per Barrel 15 ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 USGC 3/1/2 Crack Spread Per Barrel USGC ULSD Distillate Crack Per Barrel USGC Gasoline Crack Per Barrel USGC 3/1/2 Crack Spread USGC Distillate Crack USGC Gasoline Crack 5 - Yr Avg. April 2022 $13/ bbl $45/ bbl $15/ bbl $56/ bbl $9/ bbl $24/ bbl Source: Vertex market data

CONSOLIDATED FINANCIAL OUTLOOK Adjusted Net Income ($MM) Gross Profit ($MM) Adjusted EBITDA ($MM) Free Cash Flow ($MM) 16 $49 $440 - $460 $530 - $550 Full-Year 2021 Full-Year 2022 Full-Year 2023 $25 $340 - $360 $425 - $450 Full-Year 2021 Full-Year 2022 Full-Year 2023 $5 $150 - $175 $260 - $280 Full-Year 2021 Full-Year 2022 Full-Year 2023 ($8) $235 - $255 $250 - $270 Full-Year 2021 Full-Year 2022 Full-Year 2023

CREDIT VALUE ASSUMPTIONS D4 RINs (1,2) ($ per credit) Low Carbon Fuel Standard (1) ($ per credit) Blenders Tax Credit (1) ($ per credit) $0.98 $1.80 $1.80 $1.80 3-Year Trailing Average Current 2022E 2023E $185.21 $110.50 $110.50 $110.50 3-Year Trailing Average Current 2022E 2023E $1.00 $1.00 $1.00 $1.00 3-Year Trailing Average Current 2022E 2023E 17 (1) Source: Vertex market data (2) Does not include 1.7x RIN multiple value for renewable diesel

APPENDIX

GAAP to NON - GAAP RECONCILIATION 19 * EBITDA, Adjusted EBITDA, and free cash flow are non - GAAP financial measures . EBITDA represents net income before interest, taxes, depreciation and amortization for continued and discontinued operations . Adjusted EBITDA is defined as EBITDA before stock - based compensation expense and gain (loss) on change in value of derivative warrant liability, impairment loss on assets, other income, unrealized gains and losses on derivative instruments for hedging, and Shell refinery transaction related activities for continued and discontinued operations . Free cash flow represents net cash provided by (used in) operating activities for continued and discontinued operations, less capital expenditures for continued and discontinued operations . EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period . Free cash flow, EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP . See also “Use of Non - GAAP Financial Measures”, above . For the Three Months Ended For the Trailing Twelve Months Ended March 31, 2022 March 31, 2021 March 31, 2022 March 31, 2021 Net income (loss) $ (808,867) $ 2,965,338 $ (11,435,382) $ (10,821,088) Add (deduct): Interest Income - - - (21) Interest Expense 4,235,746 236,333 7,890,640 1,076,601 Depreciation and amortization 1,890,266 1,830,689 7,599,916 8,834,549 EBITDA 5,317,145 5,032,360 4,055,174 (909,959) Add (deduct): Other income (414,972) - (4,636,972) - Impairment loss on assets - - 2,123,703 - Loss (gain) on change in value of derivative warrant liability 3,578,947 1,780,203 17,484,099 1,840,146 Unrealized (gain) loss on derivative instruments (267,610) (436,245) (21,558) 463,765 Shell transaction related expenses 4,559,543 471,797 11,383,043 471,797 Stock-based compensation 249,940 150,514 961,991 643,357 Adjusted EBITDA * $ 13,022,993 $ 6,998,629 $ 31,349,480 $ 2,509,106 Net cash provided by (used in) operating activities $ (3,989,799) $ 2,189,096 $ 3,503,805 $ (1,002,309) Deduct: capital expenditures (6,5823,116) (1,018,979) (12,760,730) (7,213,254) Free cash flow $ (10,812,915) $ 1,170,117 $ (9,286,925) $ (8,215,563)

GAAP to NON - GAAP Reconciliation 20 * Adjusted net income is presented based on our management’s belief that this non - GAAP financial measures enable a user of financial information to understand the impact of identified adjustments on reported results . Adjusted net income is defined as net income (loss) before loss (gain) on change in value of derivative warrant liability, impairment loss on assets and Shell refinery transaction related activities for continued and discontinued operations . Adjusted net income is presented because we believe it provides additional useful information to investors due to the various noncash items during the period . Adjusted net income has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP . See also “Use of Non - GAAP Financial Measures”, above . For the Three Months Ended For the Trailing Twelve Months Ended March 31, 2022 March 31, 2021 March 31, 2022 March 31, 2021 Net income (loss) $ (808,867) $ 2,965,338 $ (11,435,382) $ (10,821,088) Add (deduct): Loss (gain) on change in value of derivative warrant liability 3,578,947 1,780,203 17,484,099 1,840,146 Impairment loss on assets - - 2,123,703 - Shell transaction related expenses 4,559,543 471,797 11,383,043 471,797 Adjusted Net Income (loss)* $ 7,329,623 $ 5,217,338 $ 19,555,463 $ (8,509,145)

GAAP to NON - GAAP Reconciliation of Forecasts 21 * Adjusted net income is presented based on our management’s belief that this non - GAAP financial measures enable a user of financial information to understand the impact of identified adjustments on reported results . Adjusted net income is defined as net income (loss) before loss (gain) on change in value of derivative warrant liability, impairment loss on assets and Shell refinery transaction related activities for continued and discontinued operations . Adjusted net income is presented because we believe it provides additional useful information to investors due to the various noncash items during the period . Adjusted net income has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP . See also “Use of Non - GAAP Financial Measures”, above . * EBITDA, Adjusted EBITDA, and free cash flow are non - GAAP financial measures . EBITDA represents net income before interest, taxes, depreciation and amortization for continued and discontinued operations . Adjusted EBITDA is defined as EBITDA before stock - based compensation expense and gain (loss) on change in value of derivative warrant liability, impairment loss on assets, other income, unrealized gains and losses on derivative instruments for hedging, and Shell refinery transaction related activities for continued and discontinued operations . Free cash flow represents net cash provided by (used in) operating activities for continued and discontinued operations, less capital expenditures for continued and discontinued operations . EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period . Free cash flow, EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP . See also “Use of Non - GAAP Financial Measures”, above . Full Year 2022 Full Year 2023 From To From To Projected Net Income $ 230 $ 235 $ 260 $ 270 Adjustments: Depreciation Expense 20 25 35 40 Interest Expense 40 45 50 55 Net Taxes (NOL estimated) 43 45 80 85 Projected EBITDA* 333 350 425 450 Adjustments: Gain (loss) on change in derivative liability (non - cash) 3 5 - - Deal transaction related expenses 4 5 - - Projected Adjusted EBITDA* $ 340 $ 360 $ 425 $ 450 From To From To Projected Net Cash from Operations $ 280 $ 315 $ 315 $ 340 Adjustments: Deduct: capital expenditures (130) (140) (55) (60) Projected Free Cash flow* $ 150 $ 175 $ 260 $ 280 From To From To Projected Net Income $ 230 $ 235 $ 250 $ 270 Adjustments: Gain (loss) on change in derivative liability (non - cash) 2 10 - - Deal transaction related expenses 3 10 - - Projected Adjusted Net Income* $ 235 $ 255 $ 250 $ 270

$155.0 MILLION CONVERTIBLE SENIOR NOTES Issuer Vertex Energy, Inc. (NASDAQ: VTNR) Ranking Senior Unsecured Principal Amount $155.0 million Maturity Date October 1, 2027 Issue Price 90.0% of par Coupon Rate 6.25% Conversion Premium / Price 37.5% / $5.885 Underlying Shares 26.3 million Issuer Call Right Provisionally callable by Vertex on or after October 6, 2024 if Company’s stock price exceeds 130% of the conversion price ($7.66) for 20 out of 30 trading days Settlement Upon Conversion All cash, all common stock or any combination thereof 22

$125.0 MILLION SENIOR SECURED TERM LOAN 23 Borrower Vertex Refining Alabama LLC Ranking Senior Secured Term Loan Principal Amount $125.0 million Maturity Date April 1, 2025 Interest Rate Base Rate (1% floor), plus 9.25% per annum. Guarantors Vertex Energy, Inc., and its direct and indirect wholly - owned subsidiaries. Collateral All assets of the Borrower and each Guarantor, excluding certain intermediated hydrocarbon inventory of Borrower and certain other assets. Warrants Warrants to purchase 2.75 million shares of Vertex Energy, Inc. common stock $4.50 per share exercise price 5 - year period Upfront Fee/ OID 1.50% OID and 1.50% Upfront Fee

SENIOR SECURED INTERMEDIATION SUMMARY

Completed Agreement Summary

Counterparty	Vertex Refining Alabama LLC
Intermediator	Macquarie Energy North America Trading Inc.
Ranking	Title-Based Intermediation / Senior Secured
Volumetric Amount	~3,100,000 barrels (current maximum), with sub limits for Crude, Diesel, Gasoline, HOF, Intermediates and Jet
Term Ending	March 31, 2024
Early Termination Right	Either party may terminate the agreement at any time, for any reason, with no less than 180 days prior written notice
Initial Inventory Purchase Price	~$154 million, subject to true up based upon market pricing for April
Collateral / Guarantees	Hydrocarbons of Vertex Refining Alabama LLC and variable cash margin Unsecured guarantee from Vertex Energy, Inc. (NASDAQ: VTNR)

VERTEX ENERGY

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STRATEGICALLY LOCATED SOUTHEASTERN U.S. REFINING ASSET Diverse Feedstock Supply Capabilities Broad Production Distribution Footprint • Geographically and logistically positioned to receive domestic, cost - advantaged feedstock • Currently processing 10 - 15 crudes supplied via pipeline and barge • Current feedstock supply is 56% via marine, 42% via pipeline, 2% via truck • Eastern most Gulf Coast refinery in an import region with limited pipeline accessibility • Major supplier to the eastern Mississippi, Alabama, western Georgia and northwest Florida markets, loading 175 trucks per day off the rack • Ability to export diesel and jet fuel to the Caribbean and South America 25

Vertex begins operations as a used motor oil (“UMO”) supplier to third parties on the U.S. Gulf Coast 2001 Refining & Marketing division launched to capitalize on strength in sourcing distressed hydrocarbon streams 2004 • Vertex develops patented Thermal Chemical Extraction Process as it moves into UMO re - refining 2008 Vertex becomes a public company through merger with World Waste Technologies, Inc. 2009 • Tensile Capital transactions • Bunker One partnership • Acquisition of Crystal Energy 2019 – 2020 • Vertex acquires Mobile refinery in April 2022 • Launches renewable diesel capital project, with expected completion by 4Q22 2022 UMO Collection and Re - Refining Enter Renewable Diesel EVOLUTION OF VERTEX 26